SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 22, 1999



                          DYNAMIC MATERIALS CORPORATION
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             (Exact name of registrant as specified in its charter)



            Delaware                  0-8328                    84-0608431
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  (State or other jurisdiction      (Commission               (IRS Employee
        of incorporation)           File Number)            Identification No.)



      551 Aspen Ridge Drive, Lafayette, CO                   80026
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    (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (303) 665-5700



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          (Former name or former address, if changed since last report)


                         EXHIBIT INDEX APPEARS ON PAGE 4


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)     EXHIBITS

            99.1    Press Release dated February 22, 1999.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    DYNAMIC MATERIALS COMPANY


Dated: February 23, 1999            By:  /s/ Mark W. Jarman
                                       -----------------------------------------
                                         Mark W. Jarman
                                         Vice President of Corporate Development

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

    99.1            Press Release dated February 22, 1999.